EXHIBIT 10.9

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of March 26, 2020, between TOYOTA MOTOR CREDIT CORPORATION, a corporation under the laws of California, as borrower (the “Borrower”), and Toyota Motor Sales, U.S.A., Inc., as lender (the “Lender”) is made with reference to that certain Revolving Credit Agreement, dated as of December 17, 2018 (the “Credit Agreement”), between the Borrower and the Lender.  Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

ARTICLE I

AMENDMENTS

SECTION 1.  Fixed Rate.  The definition of “Fixed Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Fixed Rate” means, with respect to any Loan for the selected Interest Period, the fixed rate of interest per annum agreed to by the parties as set forth on the applicable Irrevocable Loan Notice; provided, however, that, such agreed rate shall be in the range of AFR applicable rates for the month in which the first day of such Interest Period occurs as published by the United States Internal Revenue Service in accordance with Section 1274(d) of the Code (or any comparable successor rate or Section as mutually reasonably determined by the Borrower and the Lender).”

SECTION 2.  Form of Irrevocable Loan Notice.  Exhibit A to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A to this Amendment.

SECTION 3.  Condition to Effectiveness.  Sections 1 and of this Amendment shall become effective only upon the Borrower and the Lender having delivered to each other originally executed copies of this Amendment (the “First Amendment Effective Date”).

SECTION 4.  Miscellaneous.

A.Reference to and Effect on the Credit Agreement.  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under, the Credit Agreement or any other Loan Document.

B.Governing Law; Consent to Jurisdiction.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS SITTING IN THE COUNTY OF

DALLAS OR OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE BORROWER AND THE LENDER HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE BORROWER AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.  EACH OF THE BORROWER AND THE LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.  SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS THAT MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT MAY BE MADE BY MAILING (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER AND TO THE LENDER, IN EACH CASE, AT THE ADDRESS SPECIFIED IN SECTION 6.05 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

C.Waiver of Jury Trial.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TOYOTA MOTOR CREDIT CORPORATION

By:	/s/ Cindy Wang

Name:	Cindy Wang

Title:	Group Vice President - Treasury

TOYOTA MOTOR SALES, U.S.A., INC.

By:	/s/ Naoki Kojima

Name:	Naoki Kojima

Title:	Treasurer

exhibit a

FORM OF IRREVOCABLE LOAN NOTICE

Date:  ___________, _____

To:	Toyota Motor Sales, U.S.A., Inc.

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit Agreement, dated as of December 17, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Toyota Motor Credit Corporation, as the Borrower, and Toyota Motor Sales, U.S.A., Inc., as the Lender.

The undersigned hereby irrevocably requests a Loan to be advanced under the Agreement:

1.With a Borrowing Date of 1.

2.In the principal amount of US$ .

3.With an Interest Period duration of 2.

4.With an Applicable Rate of 3.

The Loan requested herein complies with the first sentence of Section 2.1 of the Agreement.

TOYOTA MOTOR CREDIT CORPORATION	TOYOTA MOTOR SALES, U.S.A., INC.

By:	By:

Name:	Name:

Tittle:	Tittle:

[1]

Telephonic notice of the loan request must be delivered not later than 12:00 Noon, Plano, Texas time, one Business Day prior to the requested Borrowing Date.  A written confirmation of that notice in the form of this Exhibit A must be provided promptly thereafter.

[2]	The Interest Period shall not end after the Maturity Date.
[3]

The Applicable Rate shall be the fixed rate of interest per annum agreed to by the parties; provided, however, that, such agreed rate shall be in the range of AFR applicable rates for the month in which the first day of such Interest Period occurs as published by the United States Internal Revenue Service in accordance with Section 1274(d) of the Code (or any comparable successor rate or Section as mutually reasonably determined by the Borrower and the Lender).

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